As filed with the Securities and Exchange Commission on July 14, 2006

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 11, 2006


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                     1-5706                     58-0971455
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

          8000 Tower Point Drive, Charlotte, NC                      28227
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         (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (704) 321-7380
                                                           --------------

          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.      Other Events

     On July 11, 2006, Metromedia International Group, Inc. (the "Company"), the owner of interests in communications businesses in the country of Georgia, announced that the Company has formed a subsidiary to compete in Georgia's fixed line telephony and data communication markets ("New Fixed Line Business"). The move aims to complement and reinforce the market-leader position of Magticom, the Company's majority-owned Georgian mobile telephony operator. The Company contributed its 81% ownership percentage in Telecom Georgia, a Georgian company that provides international long distance calling services and operates an extensive transit network interconnecting all of Georgia's principal telecommunications carriers, and cash to the New Fixed Line Business so that it could acquire Telenet, a Georgian company providing internet access, data communication, voice telephony and international access services. Telenet's former owners each obtained a minority interest in the New Fixed Line Business as partial consideration for the acquisition. The Company also sold a minority interest in the holding company that owns the Company's interest in the New Fixed Line Business to its Georgian partner in Magticom for cash. The Company and its partners in the New Fixed Line Business are now evaluating further acquisitions in Georgia to rapidly expand the subsidiary's competitive presence.

     Telenet has Georgia's only license to provide CDMA 450 MHz wireless voice and data services and a CDMA 450 network deployed in Georgia's capital city, Tbilisi. The target markets of Telecom Georgia and Telenet are office and residential consumers of fixed location telephony and data communication services; and both companies have well-established Georgian brands in these markets.

     On July 13, 2006, the Company announced that, although it has not fully completed the previously disclosed restatement activities required for the Company to file its Annual Report of Form 10-K for the fiscal year ended December 31, 2004 ("2004 Form 10-K), the Company intends to release preliminary financial results, through December 31, 2005, for its principal Georgian business, Magticom, within the next thirty days.

     The press releases announcing these matters is attached hereto as Exhibits
99.1 and 99.2 and is incorporated herein by reference.



Item 9.01.      Financial Statements and Exhibits

               (d)      Exhibits

               99.1 Press Release of Metromedia International Group, Inc., dated July 11, 2006.

               99.2 Press Release of Metromedia International Group, Inc., dated July 13, 2006.






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                                    SIGNATURE
                                    ---------

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               METROMEDIA INTERNATIONAL GROUP, INC.


                               By:  /S/ HAROLD F. PYLE, III
                                    --------------------------------------------
                                    Name:  Harold F. Pyle, III
                                    Title: Executive Vice President Finance,
                                           Chief Financial Officer and Treasurer

Date: July 14, 2006
Charlotte, NC